Statement of Additional Information Supplement	August 1, 2016

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF ALL PUTNAM RETAIL OPEN-END FUNDS

The section “Investor Servicing Agent” is replaced with the following:

Investor Servicing Agent

Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund.

Effective September 1, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds (other than the Putnam RetirementReady Funds) that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class R, class T and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund that is applicable to the funds in its specified product category, and (2) a fee based on a specified rate of each fund’s average daily net assets that is based on the rate applicable to the funds in its specified product category. The fund categories used for purposes of calculating the per account fee described above are based on product type. The accounts of 529 plans and certain funds-of-funds (other than the Putnam RetirementReady Funds) are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s net assets that are invested in the particular underlying fund.

For the Putnam RetirementReady Funds, the fees paid to Putnam Investor Services with respect to assets attributable to retail accounts holding class A, class B, class C, class M, class R and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to such retail accounts.

The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class M, class R, class T and class Y shares are based on a specified rate of the average of the net assets attributable to such defined contribution plan accounts invested in a fund as of the end of the month and the end of the prior month.

Putnam Investor Services has agreed, through August 31, 2018, that the aggregate investor servicing fees for each fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.250% of the fund’s average daily net assets attributable to such accounts.

The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average daily net assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average daily net assets attributable to class R5 shares applies to Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust and Putnam Income Fund.

The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average daily net assets attributable to class R6 shares.

The fee paid to Putnam Investor Services with respect to class I, class G and class P shares is based on an annual rate of 0.01% of each fund’s average daily net assets attributable to class I shares, class G and class P shares, respectively.

For the period from September 1, 2015 through August 31, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that were allocated to the fund and accounts of certain funds that operate as funds-of-funds (including Putnam RetirementReady Funds) that were allocated to the fund (collectively “previously defined retail accounts”)) holding class A, class B, class C, class M, class R, class T and class Y shares, subject to certain limitations, was an annual fee that included (1) a per account fee for each previously defined retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated among each of the funds in the category based on the average daily net assets of each fund, and (2) a fee based on a specified rate of each fund’s average daily net assets. The fund categories used for purposes of calculating the per account fee described above were based on product type. The accounts of 529 plans and certain funds-of-funds (including Putnam RetirementReady Funds) were included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s assets that were invested in the particular underlying fund.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain sub-accounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”